EXHIBIT 4.2

NUMBER 1

Incorporated under the laws of the State of California, January 28, 1999

SHARES

NETREIT

1,500,000 Shares Without Par Value

Series AA Preferred Stock

See Reverse for Certain Definitions

A COPY OF THE CERTIFICATE OF DETERMINATION SETTING FORTH THE RIGHTS,PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE SERIES AA PREFERRED STOCK AUTHORIZED TO BE ISSUED BY THE CORPORATION AND UPON THE HOLDERS THEREOF IS AVAILABLE WITHOUT CHARGE UPON REQUEST OF THE SECRETARY OF THE CORPORATION, 365 S. RANCHO SANTA FE ROAD, SUITE 300, SAN MARCOS, CALIFORNIA 92078

This is to certify that ______________________________ is the owner of

____

Fully Paid and Non Assessable Shares of Series AA Preferred Stock of

NETREIT

transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, *the seal of the Corporation and the signatures of its duly authorized officers.*

Dated

Secretary

President

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT -	______ Custodian ______ (Cust) (Minor) under Uniform Gifts to Minors Act ______ (State)
TEN ENT	— as tenants by the entireties		
JT TEN	— as joint tenants with right of survivorship and not as tenants in common		

Additional abbreviations may also be used though not in the above list.

For value received ______ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____

______________________ *Shares*

represented by the within Certificate and do hereby irrevocably constitute and appoint

______________________ *Attorney*

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________

In presence of

______________________ ______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR STATE SECURITIES LAWS, BUT HAVE BEEN ISSUED OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. NO DISTRIBUTION, SALE, OFFER FOR SALE, TRANSFER, DELIVERY, PLEDGE, OR OTHER DISPOSITION OF THESE SECURITIES MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH THE ACT, ANY APPLICABLE STATE LAWS, AND THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION AND STATE AGENCIES PROMULGATED THEREUNDER.